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                     SALOMON BROTHERS OPPORTUNITY FUND INC

                    Supplement dated April 23, 2003 to the
                      Statement of Additional Information
                            dated December 27, 2002

   The following information replaces and supercedes, as applicable, certain information set forth in the section entitled "Determination of Net Asset Value" in the Fund's Statement of Additional Information:

   Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.



FD